RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

4Q12

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: See attached

3.	Underwriter from whom purchased: See attached

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: See attached

6.	Aggregate principal amount of offering: See attached

7.	Purchase price (net of fees and expenses): See attached

8.	Offering price at close of first day on which any sales were made: See attached

9.	Date of Purchase: See attached

10.	Date offering commenced: See attached

11.	Commission, spread or profit: See attached

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☒	☐

	Eligible Municipal Securities;	☐	☒

	sold in an Eligible Foreign Offering; OR	☐	☒

	sold in an Eligible Rule 144A Offering?	☐	☒

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

		Yes	No

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of securities other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☒	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☐	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	January 29, 2013

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

4Q12

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: See attached

3.	Underwriter from whom purchased: See attached

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: See attached

6.	Aggregate principal amount of offering: See attached

7.	Purchase price (net of fees and expenses): See attached

8.	Offering price at close of first day on which any sales were made: See attached

9.	Date of Purchase: See attached

10.	Date offering commenced: See attached

11.	Commission, spread or profit: See attached

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☒

	Eligible Municipal Securities;	☐	☒

	sold in an Eligible Foreign Offering; OR	☐	☒

	sold in an Eligible Rule 144A Offering?	☒	☐

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

		Yes	No

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	January 29, 2013

Managers Funds Family

Affiliated Transactions (10f-3)

For the period October 1, 2012 - December 31, 2012

Subadviser: J.P. Morgan
October 2012
Fund	Date of Purchase/Date Offering Commenced	Issuer	CUSIP	Bonds	Purchase Price/Offering Price	Spread	Cost	Underwriter From Whom Purchased	Total Shares/ Units/ Bonds Offered	Aggregate Principal Amount of Offering	Total Bonds Purchased By Investment Management	Aggregate Principal Amount of Purchase By All Investment Companies Advised By the Advisor	% of Offering
Managers High Yield	10/03/12	Crown Castle International Corporation (CCI 5.25% January 15, 2023 144A)	228227BC	75,000	$100.00	1.00%	$75,000	BofA Merrill Lynch	1,650,000,000	$1,650,000,000	38,739,000	$38,739,000	2.35%
Managers High Yield	10/03/12	Vanguard Natural Resources, LLC and VNR Finance Corp. (VNR 7.875% April 1, 2020)	92205CAA	30,000	$100.00	1.75%	$30,000	RBC Capital Markets	200,000,000	$200,000,000	14,392,000	$14,392,000	7.20%
Managers High Yield	10/09/12	HD Supply Inc. (HDSUPP 11.50% July 15, 2020 144A)	40415RAJ	60,000	$100.00	1.50%	$60,000	BofA Merrill Lynch	1,000,000,000	$1,000,000,000	16,295,000	$16,295,000	1.63%
Managers High Yield	10/16/12	IMS Health Inc. (RX 6.00% November 1, 2020 144A)	449934AB	45,000	$100.00	1.75%	$45,000	Goldman Sachs and Company	500,000,000	$500,000,000	31,045,000	$31,045,000	6.21%
Managers High Yield	10/18/12	Sungard Data Systems Inc (SDSINC 6.625% November 1, 2019 144A)	867363AV	100,000	$100.00	1.88%	$100,000	Citigroup Global Markets	1,000,000,000	$1,000,000,000	38,220,000	$38,220,000	3.82%
Managers High Yield	10/22/12	Post Holdings Inc. (POST 7.375% February 15, 2022 144A)	737446AA	35,000	$106.00	1.50%	$37,100	Credit Suisse Securities	250,000,000	$265,000,000	3,135,000	$3,323,100	1.25%
Managers High Yield	10/23/12	Halcon Resources Corporation (HKUS 8.875% May 15, 2021 144A)	40537QAC	60,000	$99.25	2.50%	$59,548	Wells Fargo Advisors	750,000,000	$744,352,500	16,095,000	$15,973,805	2.15%
Managers High Yield	10/23/12	Plains Exploration and Production Company (PXP 6.50% November 15, 2020)	726505AN	90,000	$100.00	1.50%	$90,000	Barclays Capital Inc.	1,500,000,000	$1,500,000,000	55,358,000	$55,358,000	3.69%
Managers High Yield	10/23/12	Plains Exploration and Production Company (PXP 6.875% February 15, 2023)	726505AP	45,000	$100.00	1.50%	$45,000	Barclays Capital Inc.	1,500,000,000	$1,500,000,000	38,659,000	$38,659,000	2.58%
Managers High Yield	10/24/12	BOE Merger Corp/ BWAY Parent Company, Inc. (BWY 9.50% November 1, 2017 144A)	05590WAA	25,000	$100.00	2.50%	$25,000	BofA Merrill Lynch	335,000,000	$335,000,000	6,435,000	$6,435,000	1.92%

November 2012
Fund	Date of Purchase/Date Offering Commenced	Issuer	CUSIP	Bonds	Purchase Price/Offering Price	Spread	Cost	Underwriter From Whom Purchased	Total Shares/Units/ Bonds Offered	Aggregate Principal Amount of Offering	Total Bonds Purchased By Investment Management	Aggregate Principal Amount of Purchase By all Investment Companies Advised By the Advisor	% of Offering
Managers High Yield	11/19/12	Legacy Reserves LP (LGCY 8.00% December 1, 2020 144A)	52471TAA	60,000	$97.85	1.92%	$58,709	BofA Merrill Lynch	300,000,000	$293,544,000	16,065,000	$15,719,281	5.36%
Managers High Yield	11/29/12	Inergy Midstream, L.P. and NRGM Finance Corp. (NRGM 6.00% December 15, 2020 144A)	45671XAA	30,000	$100.00	2.00%	$30,000	Citigroup Global Markets	500,000,000	$500,000,000	16,752,000	$16,752,000	3.35%

December 2012
Fund	Date of Purchase/Date Offering Commenced	Issuer	CUSIP	Bonds	Purchase Price/Offering Price	Spread	Cost	Underwriter From Whom Purchased	Total Shares/Units/ Bonds Offered	Aggregate Principal Amount of Offering	Total Bonds Purchased By Investment Management	Aggregate Principal Amount of Purchase By All Investment Companies Advised By the Advisor	% of Offering
Managers High Yield	12/03/12	HCA Holdings Inc (HCA 6.25% February 15, 2021)	40412CAC	55,000	$100.00	1.13%	$55,000	Citigroup Global Markets	1,000,000,000	$1,000,000,000	47,115,000	$47,115,000	4.71%
Managers High Yield	12/06/12	MGM Resorts International (MGM 6.625% December 15, 2021)	552953CA	90,000	$100.00	1.25%	$90,000	Barclays Capital Inc	1,250,000,000	$1,250,000,000	65,415,000	$65,415,000	5.23%
Managers High Yield	12/06/12	Caesars Operating Escrow (CZR 9.00% February 15, 2020 144A)	127693AF	45,000	$98.25	2.00%	$44,213	Citigroup Global Markets	750,000,000	$736,875,000	19,925,000	$19,576,313	2.66%
Managers High Yield	12/12/12	Tempur-Pedic International Inc. (TPX 6.875% December 15, 2020 144A)	88023UAA	20,000	$100.00	2.00%	$20,000	BofA Merrill Lynch	375,000,000	$375,000,000	13,666,000	$13,666,000	3.64%
Managers High Yield	12/12/12	CCO Holdings, LLC and CCO Holdings Capital Corp. (CHTR 5.125% February 15, 2023)	1248EPAZ	5,000	$100.00	1.20%	$5,000	Deutsche Bank Securities	1,000,000,000	$1,000,000,000	17,923,000	$17,923,000	1.79%

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

3Q12

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: CHS/Community Health Systems, Inc. (CYH 7.125% 7/15/20)

3.	Underwriter from whom purchased: Credit Suisse Securities

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $37,340,000

6.	Aggregate principal amount of offering: 1,200,000,000

7.	Purchase price (net of fees and expenses): $100.00

8.	Offering price at close of first day on which any sales were made: $100.00

9.	Date of Purchase: 7/9/2012

10.	Date offering commenced: 7/9/2012

11.	Commission, spread or profit: 1.47%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☒	☐

	Eligible Municipal Securities;	☐	☒

	sold in an Eligible Foreign Offering; OR	☐	☒

	sold in an Eligible Rule 144A Offering?	☐	☒

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

		Yes	No

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.

(1) The amount of securities other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

		☒	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☐	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	October 29, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

3Q12

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: Nippon Telegraph and Telephone Corporation (NTT 1.40% 7/18/17)

3.	Underwriter from whom purchased: Morgan Stanley & Co.

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $14,850,924

6.	Aggregate principal amount of offering: 750,000,000

7.	Purchase price (net of fees and expenses): $99.865

8.	Offering price at close of first day on which any sales were made: $99.865

9.	Date of Purchase: 7/11/2012

10.	Date offering commenced: 7/11/2012

11.	Commission, spread or profit: 0.35%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☒	☐

	Eligible Municipal Securities;	☐	☒

	sold in an Eligible Foreign Offering; OR	☐	☒

	sold in an Eligible Rule 144A Offering?	☐	☒

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

		Yes	No

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☒	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☐	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	October 29, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

3Q12

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: Level 3 Communications Inc. (LVLT 8.875% 6/1/19 144A)

3.	Underwriter from whom purchased: Citigroup Global Markets

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $12,106,000

6.	Aggregate principal amount of offering: 300,000,000

7.	Purchase price (net of fees and expenses): $100.00

8.	Offering price at close of first day on which any sales were made: $100.00

9.	Date of Purchase: 7/18/2012

10.	Date offering commenced: 7/18/2012

11.	Commission, spread or profit: 2.00%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☒

	Eligible Municipal Securities;	☐	☒

	sold in an Eligible Foreign Offering; OR	☐	☒

	sold in an Eligible Rule 144A Offering?	☒	☐

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

		Yes	No

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	October 29, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

3Q12

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: QR Energy, LP (QRE 9.25% 8/1/20 144A)

3.	Underwriter from whom purchased: Citigroup Global Markets

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $17,337,396

6.	Aggregate principal amount of offering: 300,000,000

7.	Purchase price (net of fees and expenses): $98.620

8.	Offering price at close of first day on which any sales were made: $98.620

9.	Date of Purchase: 7/25/2012

10.	Date offering commenced: 7/25/2012

11.	Commission, spread or profit: 2.25%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☒

	Eligible Municipal Securities;	☐	☒

	sold in an Eligible Foreign Offering; OR	☐	☒

	sold in an Eligible Rule 144A Offering?	☒	☐

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

		Yes	No

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	October 29, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

3Q12

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: HD Supply Inc. (HDSUP 8.125% 4/15/19 144a)

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $14,827,475

6.	Aggregate principal amount of offering: 300,000,000

7.	Purchase price (net of fees and expenses): $107.50

8.	Offering price at close of first day on which any sales were made: $107.50

9.	Date of Purchase: 7/30/2012

10.	Date offering commenced: 7/30/2012

11.	Commission, spread or profit: 1.50%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☒

	Eligible Municipal Securities;	☐	☒

	sold in an Eligible Foreign Offering; OR	☐	☒

	sold in an Eligible Rule 144A Offering?	☒	☐

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

		Yes	No

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	October 29, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

3Q12

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: CIT Group Inc. (CIT 4.25% 8/15/17)

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $38,653,000

6.	Aggregate principal amount of offering: 1,750,000,000

7.	Purchase price (net of fees and expenses): $100.00

8.	Offering price at close of first day on which any sales were made: $100.00

9.	Date of Purchase: 7/31/2012

10.	Date offering commenced: 7/31/2012

11.	Commission, spread or profit: 0.88%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☒	☐

	Eligible Municipal Securities;	☐	☒

	sold in an Eligible Foreign Offering; OR	☐	☒

	sold in an Eligible Rule 144A Offering?	☐	☒

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

		Yes	No

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☒	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☐	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	October 29, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

3Q12

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: Boyd Gaming Corporation (BYD 8.375% 2/15/18 144A)

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $19,085,000

6.	Aggregate principal amount of offering: 350,000,000

7.	Purchase price (net of fees and expenses): $100.00

8.	Offering price at close of first day on which any sales were made: $100.00

9.	Date of Purchase: 8/2/2012

10.	Date offering commenced: 8/2/2012

11.	Commission, spread or profit: 2.25%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☒

	Eligible Municipal Securities;	☐	☒

	sold in an Eligible Foreign Offering; OR	☐	☒

	sold in an Eligible Rule 144A Offering?	☒	☐

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

		Yes	No

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	October 29, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

3Q12

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: Sandridge Energy Inc. (SD 7.50% 3/15/21 144A)

3.	Underwriter from whom purchased: Barclays Capital Inc.

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $4,542,638

6.	Aggregate principal amount of offering: $275,000,000

7.	Purchase price (net of fees and expenses): $101.625

8.	Offering price at close of first day on which any sales were made: $101.625

9.	Date of Purchase: 8/6/2012

10.	Date offering commenced: 8/6/2012

11.	Commission, spread or profit: 1.75%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☒

	Eligible Municipal Securities;	☐	☒

	sold in an Eligible Foreign Offering; OR	☐	☒

	sold in an Eligible Rule 144A Offering?	☒	☐

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

		Yes	No

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	October 29, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

3Q12

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: Sandridge Energy Inc. (SD 7.50% 2/15/23 144a)

3.	Underwriter from whom purchased: Barclays Capital Inc.

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $14,372,775

6.	Aggregate principal amount of offering: 825,000,000

7.	Purchase price (net of fees and expenses): $99.50

8.	Offering price at close of first day on which any sales were made: $99.50

9.	Date of Purchase: 8/6/2012

10.	Date offering commenced: 8/6/2012

11.	Commission, spread or profit: 1.75%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☒

	Eligible Municipal Securities;	☐	☒

	sold in an Eligible Foreign Offering; OR	☐	☒

	sold in an Eligible Rule 144A Offering?	☒	☐

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

		Yes	No

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	October 29, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

3Q12

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: MarkWest Energy Partners, L.P. and MarkWest Energy Finance Corporation (MWE 5.50% 2/15/23)

3.	Underwriter from whom purchased: Wells Fargo Advisors

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $41,706,108

6.	Aggregate principal amount of offering: 750,000,000

7.	Purchase price (net of fees and expenses): $99.015

8.	Offering price at close of first day on which any sales were made: $99.015

9.	Date of Purchase: 8/6/2012

10.	Date offering commenced: 8/6/2012

11.	Commission, spread or profit: 1.50%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☒	☐

	Eligible Municipal Securities;	☐	☒

	sold in an Eligible Foreign Offering; OR	☐	☒

	sold in an Eligible Rule 144A Offering?	☐	☒

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

		Yes	No

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☒	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☐	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	October 29, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

3Q12

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: CHS/Community Health Systems Inc. (5.125% 8/15/18)

3.	Underwriter from whom purchased: Credit Suisse Securities

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $44,115,000

6.	Aggregate principal amount of offering: 1,600,000,000

7.	Purchase price (net of fees and expenses): $100.00

8.	Offering price at close of first day on which any sales were made: $100.00

9.	Date of Purchase: 8/8/2012

10.	Date offering commenced: 8/8/2012

11.	Commission, spread or profit: 1.38%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☒	☐

	Eligible Municipal Securities;	☐	☒

	sold in an Eligible Foreign Offering; OR	☐	☒

	sold in an Eligible Rule 144A Offering?	☐	☒

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

		Yes	No

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☒	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☐	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	October 29, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

3Q12

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: EP Energy LLC/Everest Acquisition Finance Inc. (EPENEG 7.75% 9/1/22 144a)

3.	Underwriter from whom purchased: Citigroup Global Markets

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $11,683,000

6.	Aggregate principal amount of offering: 350,000,000

7.	Purchase price (net of fees and expenses): $100.00

8.	Offering price at close of first day on which any sales were made: $100.00

9.	Date of Purchase: 8/8/2012

10.	Date offering commenced: 8/8/2012

11.	Commission, spread or profit: 1.50%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☒

	Eligible Municipal Securities;	☐	☒

	sold in an Eligible Foreign Offering; OR	☐	☒

	sold in an Eligible Rule 144A Offering?	☒	☐

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

		Yes	No

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	October 29, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

3Q12

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: Energy Future Intermediate Holding Company LLC and EFIH Finance Inc. (TXU 6.875% 8/15/17 144a)

3.	Underwriter from whom purchased: Citigroup Global Markets

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $10,870,000

6.	Aggregate principal amount of offering: 250,000,000

7.	Purchase price (net of fees and expenses): $100.00

8.	Offering price at close of first day on which any sales were made: $100.00

9.	Date of Purchase: 8/9/2012

10.	Date offering commenced: 8/9/2012

11.	Commission, spread or profit: 1.75%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☒

	Eligible Municipal Securities;	☐	☒

	sold in an Eligible Foreign Offering; OR	☐	☒

	sold in an Eligible Rule 144A Offering?	☒	☐

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

		Yes	No

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	October 29, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

3Q12

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: Belden Inc (BDC 5.50% 9/1/22 144a)

3.	Underwriter from whom purchased: Wells Fargo Advisor

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $41,705,000

6.	Aggregate principal amount of offering: 700,000,000

7.	Purchase price (net of fees and expenses): $100.00

8.	Offering price at close of first day on which any sales were made: $100.00

9.	Date of Purchase: 8/13/2012

10.	Date offering commenced: 8/13/2012

11.	Commission, spread or profit: 1.75%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☒

	Eligible Municipal Securities;	☐	☒

	sold in an Eligible Foreign Offering; OR	☐	☒

	sold in an Eligible Rule 144A Offering?	☒	☐

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

		Yes	No

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	October 29, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

3Q12

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: Davita Inc. (DVA 5.75% 8/15/22)

3.	Underwriter from whom purchased: Barclays Capital Inc.

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $20,045,000

6.	Aggregate principal amount of offering: 1,250,000,000

7.	Purchase price (net of fees and expenses): $100.00

8.	Offering price at close of first day on which any sales were made: $100.00

9.	Date of Purchase: 8/14/2012

10.	Date offering commenced: 8/14/2012

11.	Commission, spread or profit: 1.50%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☒	☐

	Eligible Municipal Securities;	☐	☒

	sold in an Eligible Foreign Offering; OR	☐	☒

	sold in an Eligible Rule 144A Offering?	☐	☒

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

		Yes	No

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☒	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☐	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	October 29, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

3Q12

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: Servicemaster Company (SVMSTR 7.00% 8/15/20 144a)

3.	Underwriter from whom purchased: Deustche Bank Securities

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $10,445,000

6.	Aggregate principal amount of offering: 750,000,000

7.	Purchase price (net of fees and expenses): $100.00

8.	Offering price at close of first day on which any sales were made: $100.00

9.	Date of Purchase: 8/16/2012

10.	Date offering commenced: 8/16/2012

11.	Commission, spread or profit: 1.50%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☒

	Eligible Municipal Securities;	☐	☒

	sold in an Eligible Foreign Offering; OR	☐	☒

	sold in an Eligible Rule 144A Offering?	☒	☐

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

		Yes	No
	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

h.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

i.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	October 29, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

3Q12

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: HealthSouth Corporation (HLS 5.75% 11/1/24)

3.	Underwriter from whom purchased: Wells Fargo Advisors

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $6,415,000

6.	Aggregate principal amount of offering: 275,000,000

7.	Purchase price (net of fees and expenses): $100.00

8.	Offering price at close of first day on which any sales were made: $100.00

9.	Date of Purchase: 9/6/2012

10.	Date offering commenced: 9/6/2012

11.	Commission, spread or profit: 2.00%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☒	☐

	Eligible Municipal Securities;	☐	☒

	sold in an Eligible Foreign Offering; OR	☐	☒

	sold in an Eligible Rule 144A Offering?	☐	☒

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

		Yes	No
	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☒	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☐	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	October 29, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

3Q12

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: Tesoro Logistics LP (TLLP 5.875% 10/1/20 144a)

3.	Underwriter from whom purchased: Wells Fargo Advisors

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $17,525,000

6.	Aggregate principal amount of offering: 350,000,000

7.	Purchase price (net of fees and expenses): $100.00

8.	Offering price at close of first day on which any sales were made: $100.00

9.	Date of Purchase: 9/7/2012

10.	Date offering commenced: 9/7/2012

11.	Commission, spread or profit: 2.00%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☒

	Eligible Municipal Securities;	☐	☒

	sold in an Eligible Foreign Offering; OR	☐	☒

	sold in an Eligible Rule 144A Offering?	☒	☐

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

		Yes	No

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	October 29, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

3Q12

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: NRG Energy Inc. (NRG 6.625% 3/15/23 144a)

3.	Underwriter from whom purchased: Deutsche Bank Securities

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $36,728,000

6.	Aggregate principal amount of offering: 990,000,000

7.	Purchase price (net of fees and expenses): $100.00

8.	Offering price at close of first day on which any sales were made: $100.00

9.	Date of Purchase: 9/10/2012

10.	Date offering commenced: 9/10/2012

11.	Commission, spread or profit: 1.25%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☒

	Eligible Municipal Securities;	☐	☒

	sold in an Eligible Foreign Offering; OR	☐	☒

	sold in an Eligible Rule 144A Offering?	☒	☐

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

		Yes	No

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	October 29, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

3Q12

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: Hiland Partners, LP (HLND 7.25% 10/1/20 144a)

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $17,494,000

6.	Aggregate principal amount of offering: 400,000,000

7.	Purchase price (net of fees and expenses): $100.00

8.	Offering price at close of first day on which any sales were made: $100.00

9.	Date of Purchase: 9/11/2012

10.	Date offering commenced: 9/11/2012

11.	Commission, spread or profit: 2.00%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☒

	Eligible Municipal Securities;	☐	☒

	sold in an Eligible Foreign Offering; OR	☐	☒

	sold in an Eligible Rule 144A Offering?	☒	☐

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

		Yes	No

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	October 29, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

3Q12

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: MGM Resorts International (MGM 6.75% 10/1/20 144a)

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $29,380,000

6.	Aggregate principal amount of offering: 1,000,000,000

7.	Purchase price (net of fees and expenses): $100.00

8.	Offering price at close of first day on which any sales were made: $100.00

9.	Date of Purchase: 9/14/2012

10.	Date offering commenced: 9/14/2012

11.	Commission, spread or profit: 1.25%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☒

	Eligible Municipal Securities;	☐	☒

	sold in an Eligible Foreign Offering; OR	☐	☒

	sold in an Eligible Rule 144A Offering?	☒	☐

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

		Yes	No

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	October 29, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

3Q12

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: Biomet Inc. (BMET 6.50% 8/1/20 144a)

3.	Underwriter from whom purchased: Goldman Sachs & Co.

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $22,401,750

6.	Aggregate principal amount of offering: 8,250,000,000

7.	Purchase price (net of fees and expenses): $105.00

8.	Offering price at close of first day on which any sales were made: $105.00

9.	Date of Purchase: 9/18/2012

10.	Date offering commenced: 9/18/2012

11.	Commission, spread or profit: 1.75%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☒

	Eligible Municipal Securities;	☐	☒

	sold in an Eligible Foreign Offering; OR	☐	☒

	sold in an Eligible Rule 144A Offering?	☒	☐

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

		Yes	No

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	October 29, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

3Q12

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: Intelsat Jackson Holdings SA (INTEL 6.625% 12/15/22 144a)

3.	Underwriter from whom purchased: Morgan Stanley & Co.

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $31,295,000

6.	Aggregate principal amount of offering: 640,000,000

7.	Purchase price (net of fees and expenses): $100.00

8.	Offering price at close of first day on which any sales were made: $100.00

9.	Date of Purchase: 9/19/2012

10.	Date offering commenced: 9/19/2012

11.	Commission, spread or profit: 1.00%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☒

	Eligible Municipal Securities;	☐	☒

	sold in an Eligible Foreign Offering; OR	☐	☒

	sold in an Eligible Rule 144A Offering?	☒	☐

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

		Yes	No

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	October 29, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

3Q12

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: General Cable Corporation (BGC 5.75% 10/1/22 144a)

3.	Underwriter from whom purchased: Deutsche Bank Securities

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $19,940,000

6.	Aggregate principal amount of offering: 600,000,000

7.	Purchase price (net of fees and expenses): $100.00

8.	Offering price at close of first day on which any sales were made: $100.00

9.	Date of Purchase: 9/20/2012

10.	Date offering commenced: 9/20/2012

11.	Commission, spread or profit: 1.75%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☒

	Eligible Municipal Securities;	☐	☒

	sold in an Eligible Foreign Offering; OR	☐	☒

	sold in an Eligible Rule 144A Offering?	☒	☐

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

		Yes	No

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	October 29, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

3Q12

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: Breitburn Energy Partners LP and Breitburn Finance Corporation (BBEP 7.875% 4/15/22 144a)

3.	Underwriter from whom purchased: Wells Fargo Advisors

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $3,829,500

6.	Aggregate principal amount of offering: 200,000,000

7.	Purchase price (net of fees and expenses): $103.50

8.	Offering price at close of first day on which any sales were made: $103.50

9.	Date of Purchase: 9/24/2012

10.	Date offering commenced: 9/24/2012

11.	Commission, spread or profit: 1.75%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☒

	Eligible Municipal Securities;	☐	☒

	sold in an Eligible Foreign Offering; OR	☐	☒

	sold in an Eligible Rule 144A Offering?	☒	☐

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

		Yes	No

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	October 29, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

3Q12

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: Regency Energy Partners (RGP 5.50% 4/15/23)

3.	Underwriter from whom purchased: Citigroup Global Markets

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $33,455,000

6.	Aggregate principal amount of offering: 700,000,000

7.	Purchase price (net of fees and expenses): $100.00

8.	Offering price at close of first day on which any sales were made: $100.00

9.	Date of Purchase: 9/27/2012

10.	Date offering commenced: 9/27/2012

11.	Commission, spread or profit: 1.75%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☒	☐

	Eligible Municipal Securities;	☐	☒

	sold in an Eligible Foreign Offering; OR	☐	☒

	sold in an Eligible Rule 144A Offering?	☐	☒

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

		Yes	No

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☒	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☐	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	October 29, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

3Q12

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: Wolverine World Wide (WWW 6.125% 10/15/20 144a)

3.	Underwriter from whom purchased: Wells Fargo Advisors

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $8,225,000

6.	Aggregate principal amount of offering: 375,000,000

7.	Purchase price (net of fees and expenses): $100.00

8.	Offering price at close of first day on which any sales were made: $100.00

9.	Date of Purchase: 9/27/2012

10.	Date offering commenced: 9/27/2012

11.	Commission, spread or profit: 1.88%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☒

	Eligible Municipal Securities;	☐	☒

	sold in an Eligible Foreign Offering; OR	☐	☒

	sold in an Eligible Rule 144A Offering?	☒	☐

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

		Yes	No

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	October 29, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

3Q12

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: Sinclair Television Group (SBGI 6.125% 10/1/22 144a)

3.	Underwriter from whom purchased: Wells Fargo Advisors

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $44,070,000

6.	Aggregate principal amount of offering: 500,000,000

7.	Purchase price (net of fees and expenses): $100.00

8.	Offering price at close of first day on which any sales were made: $100.00

9.	Date of Purchase: 9/27/2012

10.	Date offering commenced: 9/27/2012

11.	Commission, spread or profit: 1.50%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☒

	Eligible Municipal Securities;	☐	☒

	sold in an Eligible Foreign Offering; OR	☐	☒

	sold in an Eligible Rule 144A Offering?	☒	☐

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

		Yes	No

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	October 29, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

2Q12

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: Sandridge Energy Inc.

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $16,020,000

6.	Aggregate principal amount of offering: 750,000,000

7.	Purchase price (net of fees and expenses): $100.00

8.	Offering price at close of first day on which any sales were made: $100.00

9.	Date of Purchase: 4/2/2012

10.	Date offering commenced: 4/2/2012

11.	Commission, spread or profit: 2.50%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☒

	Eligible Municipal Securities;	☐	☒

	sold in an Eligible Foreign Offering; OR	☐	☒

	sold in an Eligible Rule 144A Offering?	☒	☐

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

		Yes	No

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	July 27, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

2Q12

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: HD Supply Inc

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $42,960,000

6.	Aggregate principal amount of offering: 950,000,000

7.	Purchase price (net of fees and expenses): $100.00

8.	Offering price at close of first day on which any sales were made: $100.00

9.	Date of Purchase: 4/5/2012

10.	Date offering commenced: 4/5/2012

11.	Commission, spread or profit: 1.25%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☒

	Eligible Municipal Securities;	☐	☒

	sold in an Eligible Foreign Offering; OR	☐	☒

	sold in an Eligible Rule 144A Offering?	☒	☐

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

		Yes	No

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	July 27, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

2Q12

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: HD Supply Inc

3.	Underwriter from whom purchased: Goldman Sachs and Company

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $11,005,000

6.	Aggregate principal amount of offering: 675,000,000

7.	Purchase price (net of fees and expenses): $100.00

8.	Offering price at close of first day on which any sales were made: $100.00

9.	Date of Purchase: 4/5/2012

10.	Date offering commenced: 4/5/2012

11.	Commission, spread or profit: 1.25%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☒

	Eligible Municipal Securities;	☐	☒

	sold in an Eligible Foreign Offering; OR	☐	☒

	sold in an Eligible Rule 144A Offering?	☒	☐

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

		Yes	No

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	July 27, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

2Q12

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: Constellation Brands Inc.

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $32,795,000

6.	Aggregate principal amount of offering: 600,000,000

7.	Purchase price (net of fees and expenses): $100.00

8.	Offering price at close of first day on which any sales were made: $100.00

9.	Date of Purchase: 4/10/2012

10.	Date offering commenced: 4/10/2012

11.	Commission, spread or profit: 1.25%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☒	☐

	Eligible Municipal Securities;	☐	☒

	sold in an Eligible Foreign Offering; OR	☐	☒

	sold in an Eligible Rule 144A Offering?	☐	☒

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

		Yes	No

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☒	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☐	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	July 27, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

2Q12

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: Everest Acquisition LLC and Everest Acquisition Finance Inc

3.	Underwriter from whom purchased: Citigroup Global Markets

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $23,874,000

6.	Aggregate principal amount of offering: 750,000,000

7.	Purchase price (net of fees and expenses): $100.00

8.	Offering price at close of first day on which any sales were made: $100.00

9.	Date of Purchase: 4/10/2012

10.	Date offering commenced: 4/10/2012

11.	Commission, spread or profit: 2.50%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☒

	Eligible Municipal Securities;	☐	☒

	sold in an Eligible Foreign Offering; OR	☐	☒

	sold in an Eligible Rule 144A Offering?	☒	☐

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

		Yes	No

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	July 27, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

2Q12

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: Everest Acquisition LLC and Everest Acquisition Finance Inc

3.	Underwriter from whom purchased: Citigroup Global Markets

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $68,923,000

6.	Aggregate principal amount of offering: 2,000,000,000

7.	Purchase price (net of fees and expenses): $100.00

8.	Offering price at close of first day on which any sales were made: $100.00

9.	Date of Purchase: 4/10/2012

10.	Date offering commenced: 4/10/2012

11.	Commission, spread or profit: 2.50%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☒

	Eligible Municipal Securities;	☐	☒

	sold in an Eligible Foreign Offering; OR	☐	☒

	sold in an Eligible Rule 144A Offering?	☒	☐

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

		Yes	No

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	July 27, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

2Q12

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: Laredo Petroleum Inc

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $24,047,000

6.	Aggregate principal amount of offering: 500,000,000

7.	Purchase price (net of fees and expenses): $100.00

8.	Offering price at close of first day on which any sales were made: $100.00

9.	Date of Purchase: 4/24/2012

10.	Date offering commenced: 4/24/2012

11.	Commission, spread or profit: 1.75%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☒

	Eligible Municipal Securities;	☐	☒

	sold in an Eligible Foreign Offering; OR	☐	☒

	sold in an Eligible Rule 144A Offering?	☒	☐

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

		Yes	No

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	July 27, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

2Q12

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: Anixter Inc

3.	Underwriter from whom purchased: Wells Fargo Advisors

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $17,130,000

6.	Aggregate principal amount of offering: $350,000,000

7.	Purchase price (net of fees and expenses): $100.00

8.	Offering price at close of first day on which any sales were made: $100.00

9.	Date of Purchase: 4/25/2012

10.	Date offering commenced: 4/25/2012

11.	Commission, spread or profit: 1.75%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☒	☐

	Eligible Municipal Securities;	☐	☒

	sold in an Eligible Foreign Offering; OR	☐	☒

	sold in an Eligible Rule 144A Offering?	☐	☒

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

		Yes	No

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☒	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☐	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	July 27, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

2Q12

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: Penn Virginia Resource Partners L.P.

3.	Underwriter from whom purchased: Morgan Stanley and Company

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $26,030,000

6.	Aggregate principal amount of offering: 600,000,000

7.	Purchase price (net of fees and expenses): $100.00

8.	Offering price at close of first day on which any sales were made: $100.00

9.	Date of Purchase: 5/11/2012

10.	Date offering commenced: 5/11/2012

11.	Commission, spread or profit: 2.50%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☒

	Eligible Municipal Securities;	☐	☒

	sold in an Eligible Foreign Offering; OR	☐	☒

	sold in an Eligible Rule 144A Offering?	☒	☐

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

		Yes	No

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	July 27, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

2Q12

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: Libbey Glass Inc

3.	Underwriter from whom purchased: Citigroup Global Markets

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $22,427,000

6.	Aggregate principal amount of offering: 450,000,000

7.	Purchase price (net of fees and expenses): $100.00

8.	Offering price at close of first day on which any sales were made: $100.00

9.	Date of Purchase: 5/11/2012

10.	Date offering commenced: 5/11/2012

11.	Commission, spread or profit: 2.25%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☒

	Eligible Municipal Securities;	☐	☒

	sold in an Eligible Foreign Offering; OR	☐	☒

	sold in an Eligible Rule 144A Offering?	☒	☐

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

		Yes	No

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	July 27, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

2Q12

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: Sally Beauty Holdings, Inc.

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $29,295,000

6.	Aggregate principal amount of offering: 700,000,000

7.	Purchase price (net of fees and expenses): $100.00

8.	Offering price at close of first day on which any sales were made: $100.00

9.	Date of Purchase: 5/15/2012

10.	Date offering commenced: 5/15/2012

11.	Commission, spread or profit: 1.50%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☒	☐

	Eligible Municipal Securities;	☐	☒

	sold in an Eligible Foreign Offering; OR	☐	☒

	sold in an Eligible Rule 144A Offering?	☐	☒

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

		Yes	No

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☒	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☐	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	July 27, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

2Q12

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: Newfield Exploration Company

3.	Underwriter from whom purchased: Wells Fargo Advisors

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $26,532,000

6.	Aggregate principal amount of offering: 1,000,000,000

7.	Purchase price (net of fees and expenses): $100.00

8.	Offering price at close of first day on which any sales were made: $100.00

9.	Date of Purchase: 6/19/2012

10.	Date offering commenced: 6/19/2012

11.	Commission, spread or profit: 0.88%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☒	☐

	Eligible Municipal Securities;	☐	☒

	sold in an Eligible Foreign Offering; OR	☐	☒

	sold in an Eligible Rule 144A Offering?	☐	☒

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

		Yes	No

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☒	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☐	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	July 27, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

2Q12

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: Ally Financial Inc

3.	Underwriter from whom purchased: Goldman Sachs and Company

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $22,902,872

6.	Aggregate principal amount of offering: 1,000,000,000

7.	Purchase price (net of fees and expenses): $99.31

8.	Offering price at close of first day on which any sales were made: $99.31

9.	Date of Purchase: 6/21/2012

10.	Date offering commenced: 6/21/2012

11.	Commission, spread or profit: 0.88%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☒	☐

	Eligible Municipal Securities;	☐	☒

	sold in an Eligible Foreign Offering; OR	☐	☒

	sold in an Eligible Rule 144A Offering?	☐	☒

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

		Yes	No

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☒	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☐	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	July 27, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

2Q12

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: Choice Hotels International, Inc.

3.	Underwriter from whom purchased: Deutsche Bank Securities

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $11,198,000

6.	Aggregate principal amount of offering: 400,000,000

7.	Purchase price (net of fees and expenses): $100.00

8.	Offering price at close of first day on which any sales were made: $100.00

9.	Date of Purchase: 6/22/2012

10.	Date offering commenced: 6/22/2012

11.	Commission, spread or profit: 1.63%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☒	☐

	Eligible Municipal Securities;	☐	☒

	sold in an Eligible Foreign Offering; OR	☐	☒

	sold in an Eligible Rule 144A Offering?	☐	☒

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

		Yes	No

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☒	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☐	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	July 27, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

2Q12

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: Ashtead Capital Inc.

3.	Underwriter from whom purchased: Deutsche Bank Securities

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $17,530,000

6.	Aggregate principal amount of offering: 500,000,000

7.	Purchase price (net of fees and expenses): $100.00

8.	Offering price at close of first day on which any sales were made: $100.00

9.	Date of Purchase: 6/29/2012

10.	Date offering commenced: 6/29/2012

11.	Commission, spread or profit: 1.75%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☒

	Eligible Municipal Securities;	☐	☒

	sold in an Eligible Foreign Offering; OR	☐	☒

	sold in an Eligible Rule 144A Offering?	☒	☐

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

		Yes	No

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	July 27, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

January 2012 – Registered Public Offerings

Record Of Securities Purchased

Rule 10f-3 Procedures

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: See Attached

3.	Underwriter from whom purchased: See Attached

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: See Attached

6.	Aggregate principal amount of offering: See Attached

7.	Purchase price (net of fees and expenses): See Attached

8.	Offering price at close of first day on which any sales were made: See Attached

9.	Date of Purchase: See Attached

10.	Date offering commenced: See Attached

11.	Commission, spread or profit: See Attached

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☒	☐

	Eligible Municipal Securities;	☐	☐

	sold in an Eligible Foreign Offering; OR	☐	☐

	sold in an Eligible Rule 144A Offering?	☐	☐

	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

		Yes	No
	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☒	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☐	☐

g	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Donna Nascimento
Title:	Regulatory Reporting Manager
Date:	March 20, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

February 2012 – Registered Public Offerings

Record Of Securities Purchased

Rule 10f-3 Procedures

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: See Attached

3.	Underwriter from whom purchased: See Attached

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: See Attached

6.	Aggregate principal amount of offering: See Attached

7.	Purchase price (net of fees and expenses): See Attached

8.	Offering price at close of first day on which any sales were made: See Attached

9.	Date of Purchase: See Attached

10.	Date offering commenced: See Attached

11.	Commission, spread or profit: See Attached

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☒	☐

	Eligible Municipal Securities;	☐	☐

	sold in an Eligible Foreign Offering; OR	☐	☐

	sold in an Eligible Rule 144A Offering?	☐	☐

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

		Yes	No

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☒	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☐	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Donna Nascimento
Title:	Regulatory Reporting Manager
Date:	April 12, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

March 2012 – Registered Public Offerings

Record Of Securities Purchased

Rule 10f-3 Procedures

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: See Attached

3.	Underwriter from whom purchased: See Attached

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: See Attached

6.	Aggregate principal amount of offering: See Attached

7.	Purchase price (net of fees and expenses): See Attached

8.	Offering price at close of first day on which any sales were made: See Attached

9.	Date of Purchase: See Attached

10.	Date offering commenced: See Attached

11.	Commission, spread or profit: See Attached

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☒	☐

	Eligible Municipal Securities;	☐	☐

	sold in an Eligible Foreign Offering; OR	☐	☐

	sold in an Eligible Rule 144A Offering?	☐	☐

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

		Yes	No

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☒	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☐	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Donna Nascimento
Title:	Regulatory Reporting Manager
Date:	April 27, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

January 2012 – Rule 144A Offerings

Record Of Securities Purchased

Rule 10f-3 Procedures

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: See Attached

3.	Underwriter from whom purchased: See Attached

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: See Attached

6.	Aggregate principal amount of offering: See Attached

7.	Purchase price (net of fees and expenses): See Attached

8.	Offering price at close of first day on which any sales were made: See Attached

9.	Date of Purchase: See Attached

10.	Date offering commenced: See Attached

11.	Commission, spread or profit: See Attached

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☐

	Eligible Municipal Securities;	☐	☐

	sold in an Eligible Foreign Offering; OR	☐	☐

	sold in an Eligible Rule 144A Offering?	☒	☐

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

		Yes	No

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Donna Nascimento
Title:	Regulatory Reporting Manager
Date:	March 20, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

February 2012 – Rule 144A Offerings

Record Of Securities Purchased

Rule 10f-3 Procedures

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: See Attached

3.	Underwriter from whom purchased: See Attached

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: See Attached

6.	Aggregate principal amount of offering: See Attached

7.	Purchase price (net of fees and expenses): See Attached

8.	Offering price at close of first day on which any sales were made: See Attached

9.	Date of Purchase: See Attached

10.	Date offering commenced: See Attached

11.	Commission, spread or profit: See Attached

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☐

	Eligible Municipal Securities;	☐	☐

	sold in an Eligible Foreign Offering; OR	☐	☐

	sold in an Eligible Rule 144A Offering?	☒	☐

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

		Yes	No

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

	(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus	☒	☐

(ii) The principal amount of the offering of such class in any concurrent public offering?

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Donna Nascimento
Title:	Regulatory Reporting Manager
Date:	April 12, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

March 2012 – Rule 144A Offerings

Record Of Securities Purchased

Rule 10f-3 Procedures

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: See Attached

3.	Underwriter from whom purchased: See Attached

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: See Attached

6.	Aggregate principal amount of offering: See Attached

7.	Purchase price (net of fees and expenses): See Attached

8.	Offering price at close of first day on which any sales were made: See Attached

9.	Date of Purchase: See Attached

10.	Date offering commenced: See Attached

11.	Commission, spread or profit: See Attached

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☐

	Eligible Municipal Securities;	☐	☐

	sold in an Eligible Foreign Offering; OR	☐	☐

	sold in an Eligible Rule 144A Offering?	☒	☐

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

		Yes	No

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Donna Nascimento
Title:	Regulatory Reporting Manager
Date:	April 27, 2012

Managers Funds Family

Affiliated Transactions (10f-3)

For the period January 1, 2012 - March 31, 2012

Subadviser: J.P. Morgan
January 2012

Fund	Date of Purchase/Date Offering Commenced	Issuer	CUSIP	144A	Bonds	Purchase Price/Offering Price	Spread	Cost	Underwriter From Whom Purchased	Total Shares/Units/ Bonds Offered	Aggregate Principal Amount of Offering	Total Bonds Purchased By Investment Management	Aggregate Principal Amount of Purchase By All Investment Companies Advised By the Advisor	% of Offering
Managers High Yield	01/05/12	AmeriGas Finance Corp. and AmeriGas Finance LLC (APU 6.75% May 20, 2020)	03077JAA		50,000	$100.00	1.47%	$50,000	Credit Suisse Securities	550,000,000	$550,000,000	27,089,000	$27,089,000	4.93%
Managers High Yield	01/10/12	BreitBurn Energy Partners (BBEP 7.875% April 15, 2022 144A)	106777AC	X	25,000	$99.154	2.00%	$24,789	Wells Fargo Advisors	250,000,000	$247,885,000	7,765,000	$7,699,308	3.11%
Managers High Yield	01/11/12	MGM Resorts International (MGM 8.625% February 1, 2019 144A)	552953BV	X	65,000	$100.00	1.50%	$65,000	Barclays Capital Inc.	850,000,000	$850,000,000	43,010,000	$43,010,000	5.06%
Managers High Yield	01/11/12	CCO Holdings LLC & CCO Holdings Capital Corp (CHTR 6.625% January 31, 2022)	1248EPAX		20,000	$99.500	1.30%	$19,900	Credit Suisse Securities	750,000,000	$746,250,000	57,984,000	$57,694,080	7.73%
Managers High Yield	01/12/12	Block Communications Inc (BLOCKC 7.25% February 1, 2020 144A)	093645AG	X	20,000	$100.00	2.00%	$20,000	BofA Merrill Lynch	250,000,000	$250,000,000	6,210,000	$6,210,000	2.48%
Managers High Yield	01/17/12	Fresenius Medical Care US Finance II, Inc. (FMEGR 5.625% July 31, 2019 144A)	35802XAD	X	25,000	$100.00	0.75%	$25,000	BofA Merrill Lynch	800,000,000	$800,000,000	22,074,000	$22,074,000	2.76%
Managers High Yield	01/17/12	Fresenius Medical Care US Finance II, Inc. (FMEGR 5.875% July 31, 2022 144A)	35802XAF	X	20,000	$100.00	0.75%	$20,000	BofA Merrill Lynch	700,000,000	$700,000,000	17,360,000	$17,360,000	2.48%
Managers High Yield	01/25/12	Realogy Corporation (REALOG 7.625% January 15, 2020 144A)	75605EBX	X	10,000	$100.00	1.50%	$10,000	Barclays Capital Inc.	593,000,000	$593,000,000	5,933,000	$5,933,000	1.00%
Managers High Yield	01/26/12	Lamar Media Corporation (LAMR 5.875% February 1, 2022 144A)	513075AZ	X	5,000	$100.00	2.00%	$5,000	Wells Fargo Advisors	500,000,000	$500,000,000	6,520,000	$6,520,000	1.30%
Managers High Yield	01/27/12	Chester Downs & Marina, LLC (HET 9.25% February 1, 2020 144A)	165749AA	X	5,000	$100.00	2.00%	$5,000	Citigroup Global Markets	330,000,000	$330,000,000	11,748,000	$11,748,000	3.56%
Managers High Yield	01/26/12	Targa Resources Partners LP & Targa Resources Partners Finance Corporation (NGLS 6.375% August 1, 2022 144A)	87612BAJ	X	15,000	$100.00	1.25%	$15,000	Deutsche Bank Securities	400,000,000	$400,000,000	14,721,000	$14,721,000	3.68%
Managers High Yield	01/27/12	CEVA Group Plc (TNTLOG 8.375% December 1, 2017144A)	125182AC	X	75,000	$98.874	2.00%	$74,156	Credit Suisse (USA) Inc.	325,000,000	$321,340,500	39,975,000	$39,524,882	12.30%

February 2012
Fund	Date of Purchase/Date Offering Commenced	Issuer	CUSIP	144A	Bonds	Purchase Price/Offering Price	Spread	Cost	Underwriter From Whom Purchased	Total Shares/Units/ Bonds Offered	Aggregate Principal Amount of Offering	Total Bonds Purchased By Investment Management	Aggregate Principal Amount of Purchase By all Investment Companies Advised By the Advisor	% of Offering
Managers High Yield	02/09/12	Caesars Operating Escrow LLC and Caesars Escrow Corporation (CZR 8.50% February 15, 2020 144A)	127693AA	X	10,000	$100.00	1.86%	$10,000	BofA Merrill Lynch	1,250,000,000	$1,250,000,000	3,800,000	$3,800,000	0.30%
Managers High Yield	02/13/12	Claire’s Escrow II Corp (CLE 9.00% March 15, 2019 144A)	17958PAA	X	50,000	$100.00	2.00%	$50,000	Credit Suisse Securities	400,000,000	$400,000,000	51,830,000	$51,830,000	12.96%
Managers High Yield	02/24/12	Range Resources Corporation (RRC 5.00% August 15, 2022)	75281AAN		15,000	$100.00	1.75%	$15,000	BofA Merrill Lynch	600,000,000	$600,000,000	20,442,000	$20,442,000	3.41%
Managers High Yield	02/27/12	Sprint Nextel Corporation (S 7.00% March 1, 2020 144A)	852061AQ	X	30,000	$100.00	1.75%	$30,000	BofA Merrill Lynch	1,000,000,000	$1,000,000,000	20,115,000	$20,115,000	2.01%
Managers High Yield	02/28/12	Linn Energy LLC and Linn Energy Finance Corp. (LINE 6.25% November 1, 2019 144A)	536022AH	X	65,000	$99.989	1.50%	$64,993	RBS Securities Inc.	1,800,000,000	$1,799,802,000	22,600,000	$22,597,514	1.26%

March 2012

Fund	Date of Purchase/Date Offering Commenced	Issuer	CUSIP	144A	Bonds	Purchase Price/Offering Price	Spread	Cost	Underwriter From Whom Purchased	Total Shares/Units/ Bonds Offered	Aggregate Principal Amount of Offering	Total Bonds Purchased By Investment Management	Aggregate Principal Amount of Purchase By All Investment Companies Advised By the Advisor	% of Offering
Managers High Yield	03/05/12	Key Energy Services Inc. (KEG 6.75% March 1, 2021 144A)	492914AT	X	10,000	$102.50	2.00%	$10,250	Credit Suisse Securiiteis	200,000,000	$205,000,000	9,012,000	$9,237,300	4.51%
Managers High Yield	03/05/12	CenturyLink, Inc., Series T (CTL 5.80% March 15, 2022 )	156700AS		60,000	$99.842	0.65%	$59,905	Barclays Capital Inc.	1,400,000,000	$1,397,788,000	21,520,000	$21,485,998	1.54%
Managers High Yield	03/06/12	Berry Petroleum Company (BRY 6.375% September 15, 2022)	085789AF		40,000	$100.00	1.75%	$40,000	Wells Fargo Advisors	600,000,000	$600,000,000	14,255,000	$14,255,000	2.38%
Managers High Yield	03/07/12	CHS/Community Health Systems Inc. (CYH 8.00% November 15, 2019 144A)	12543DAN	X	30,000	$102.50	1.60%	$30,750	Credit Suisse Securities	1,000,000,000	$1,025,000,000	72,295,000	$74,102,375	7.23%
Managers High Yield	03/08/12	EV Energy Partners, L.P. and EV Energy Finance Corp. (EVEP 8.00% April 15, 2019)	26926XAB		15,000	$103.00	2.00%	$15,450	Wells Fargo Advisors	200,000,000	$206,000,000	9,225,000	$9,501,750	4.61%
Managers High Yield	03/14/12	FMG Resources (August 2006) Pty Ltd (FMGAU 6.00% April 1, 2017 144A)	30251GAK	X	20,000	$100.00	1.00%	$20,000	BofA Merrill Lynch	1,000,000,000	$1,000,000,000	10,835,000	$10,835,000	1.08%
Managers High Yield	03/14/12	FMG Resources (August 2006) Pty Ltd (FMGAU 6.875% April 1, 2022 144A)	30251GAN	X	15,000	$100.00	1.00%	$15,000	BofA Merrill Lynch	1,000,000,000	$1,000,000,000	32,696,000	$32,696,000	3.27%
Managers High Yield	03/14/12	International Lease Finance Corporation (AIG 5.875% April 1, 2019)	459745GL		20,000	$99.288	1.00%	$19,858	Credit Suisse Securities	750,000,000	$744,660,000	16,570,000	$16,452,022	2.21%
Managers High Yield	03/14/12	International Lease Finance Corporation (AIG 4.875% April 1, 2015)	459745GM		20,000	$99.650	0.75%	$19,930	Credit Suisse Securities	750,000,000	$747,375,000	12,090,000	$12,047,685	1.61%
Managers High Yield	03/20/12	United Surgical Partners International, Inc. (USPI 9.00% April 1, 2020 144A)	90345XAA	X	45,000	$100.00	2.00%	$45,000	Barclays Capital Inc.	440,000,000	$440,000,000	31,443,000	$31,443,000	7.15%
Managers High Yield	03/29/12	Lawson Software (LWSN 9.375% April 1, 2019 144A)	52078PAD	X	15,000	$100.00	1.75%	$15,000	BofA Merrill Lynch	1,015,000,000	$1,015,000,000	17,379,000	$17,379,000	1.71%
Managers High Yield	03/30/12	Aircastle Limited (AYR 6.75% April 15, 2017 144A)	00928QAD	X	30,000	$100.00	1.50%	$30,000	Goldman Sachs and Company	500,000,000	$500,000,000	25,435,000	$25,435,000	5.09%
Managers High Yield	03/30/12	Aircastle Limited (AYR 7.625% April 15, 2020 144A)	00928QAE	X	10,000	$100.00	1.25%	$10,000	Goldman Sachs and Company	300,000,000	$300,000,000	12,370,000	$12,370,000	4.12%